• • • • • • • • • •

ACL - Loans 144.7 2.0 0.3 (0.7) 2.9 147.0 ACL - Unfunded Commitments 14.7 0.2 0.1 0.0 0.3 15.0 ACL - HTM Securities 0.4 (0.0) (0.0) 0.0 (0.0) 0.3 ACL - AFS Securities 2.0 0.0 (1.3) 0.0 (1.3) 0.8 Total ACL 161.7 2.2 (0.8) (0.7) 2.0 163.1 $161.7 $163.1

PRE-TAX PRE-PROVISION EARNINGS Sep 30, 2023 Jun 30, 2023 Sep 30, 2022 Income before provision for income taxes (GAAP) 56,506$ 48,771$ 60,907$ Provision for credit losses 2,027 6,764 6,087 Pretax pre provision earnings (non-GAAP) 58,533 55,535 66,994 Exclude net (gain) loss on sale of securities 2,657 4,527 (6) Exclude net change in valuation of financial instruments carried at fair value 654 3,151 (532) Exclude Banner Forward expenses 996 195 411 Adjusted pre-tax pre-provision earnings (non-GAAP) 62,840$ 63,408$ 66,867$ Quarters Ended

BANNER CORPORATION

Third Quarter 2023


Photo by
Siti Alimah


Photo by
Yvonne McDonald


Photo by
Maria DeVecchio


Photo by
Salvador Saldana

Disclosure Statement

This presentation includes forward-looking statements. These statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner's general outlook for economic and other conditions. Additional forward-looking statements may be made in the question-and-answer period following the presentation. These forward-looking statements are subject to several risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released October 18, 2023 as well as the Form 10-K for the year ended December 31, 2022 and Forms 10-Q filed quarterly thereafter. Forward-looking statements are effective only as of the date they are made, and Banner assumes no obligation to update information concerning its expectations.

Third quarter 2023 highlights

- Net income of $45.9 million, compared to $39.6 million for the second quarter of 2023
- Loan growth of $139 million (5% annualized)
- Total loan originations (excluding HFS) were $786 million
- Total deposits increased by $75 million (0.6%); core deposits declined by $26 million (0.2%), and represent 89% of total deposits; loan-to-deposit ratio increased from 80% to 81%
- Net interest margin (tax equivalent) decreased 7 basis points to 3.93%
- Efficiency ratio (adjusted, non-GAAP) increased 42 basis points to 59.0%
- $2.0 million provision for credit losses driven by loan growth and unfunded loan commitments; Allowance for credit losses – loans was 1.38% of total loans
- $1.3 million recapture of provision for credit losses – AFS securities
- Non-performing assets remained low at 0.17% of total assets, down from 0.18% last quarter
- Announced dividend of $0.48 per share to be paid in November 2023

Building value at Banner

Building value for stakeholders ...

by focusing on core banking competency ...

that is sustainable through change events ...

and scalable with acquisition growth

Banner Corporation

Assets	$15.5B
Deposits	$13.2B
Loans	$10.7B
Offices	135
Employees	1,950



CANADA
WA
MT
ID
OR
NV
CA
AZ
MEXICO
Seattle
Spokane
Yakima
Walla Walla
Portland
Eugene
Boise
Medford
Sacramento
Los Angeles
San Diego
90
5
84
80
15
70
40
17
10
8
Banner Bank
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank
Skagit Bank
AltaPacific Bank

Acquisition History

	2019 Q4 AltaPacific Bank	2018 Q4 Skagit Bank	2015 Q4 AmericanWest Bank	2015 Q1 Siuslaw Bank	2014 Q2 SW Oregon Branches
Assets	$0.4B	$0.9B	$4.5B	$0.4B	$0.2B
Deposits	$0.3B	$0.8B	$3.6B	$0.3B	$0.2B
Loans	$0.3B	$0.6B	$3.0B	$0.2B	$0.1B
Offices	6	11	98	10	6

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Growing revenue

- Take advantage of ideal geography
- Offer super community bank value proposition
- Guard and improve reputation
- Grow market share

Growing revenue … in a good place since 1890

Population Estimate (millions)

	2020	2030	Growth
Washington	7.7	8.4	9%*
Oregon	4.2	4.5	5%
Idaho	1.8	2.2	20%*
California	39.5	39.5	0%
Region	53.3	54.6	2%
United States	*331.4*	*344.6*	*4%*

* Among the fastest growing in the country

Strong Population Growth Forecast



United States
Washington
Oregon
Idaho
California
0%
5%
10%
15%
20%
25%
2010 to 2020
2020 to 2030
Rank: 9th
10th
12th
16th
4th
1st
22nd
36th

Source: U.S. Census Bureau
Moody's Analytics Forecasted (June 2023)



CANADA
WA
Seattle
Spokane
Yakima
Walla Walla
Portland
MT
ID
OR
Eugene
Boise
Medford
WY
NV
UT
Sacramento
CA
AZ
Los Angeles
San Diego
MEXICO
5
90
84
80
15
40
17
10
8
70

Growing revenue … in an ideal geography

BANNER CORPORATION

Powerful and diverse economic drivers

From Banner's Pacific Northwest base to …

Technology	Microsoft, intel, amazon, Micron, Expedia
Manufacturing	BOEING, intel, PACCAR
Consumer	amazon, COSTCO WHOLESALE, STARBUCKS, NIKE, NORDSTROM
Logistics	Port of Seattle, Port of Tacoma, PORT OF PORTLAND, LA THE PORT OF LOS ANGELES, Port of LONG BEACH, PORT of SAN DIEGO
Natural Resources	Weyerhaeuser, TRIMARINE, Trident SEAFOODS
Agriculture	WASHINGTON Traditional, specialty crops, orchards, wineries, …

California

From Apple

to zoom,

from Silicon Valley to

the Central Valley …

the world's 6th largest

economy

Growing revenue

Our super community bank value proposition
Broad product offerings serving middle market, small business and consumer client base
Decision making as close to client as possible
Delivery channels aligned to maximize tactical execution of strategic plan
Community investment

Growing revenue

Guard and improve reputation

Outstanding CRA Rating
FDIC 2021, most recent 3-year examination cycle

Most Trustworthy Companies in America
Newsweek 2023

World's Most Trustworthy Companies *NEW*
Newsweek 2023

5-Star rating™ (highest category)
BauerFinancial; 42 consecutive quarters

Top 50 U.S. Public Banks (assets of $10B+)
S&P Global Market Intelligence 2021 & 2022

Excellence Award for Bank of the Year
Q2 Holdings 2023

America's 100 Best Banks
Forbes, 7 consecutive years (2017-2023)

World's Best Banks
Forbes, 4 consecutive years (2020-2023)

Growing revenue

Core revenue [1]

Quarter Ending	Quarter Amount	Last 12 Months Amount
09/30/23	$ 158M	$ 662M
12/31/09	$ 45M	$ 177M



$ Millions
200
175
150
125
100
75
50
25
0
Other Income
Net Interest Income
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4
2023-Q4

Noninterest income

Quarter Ending	Quarter Amount	Last 12 Months Amount
09/30/23	$ 16.0M	$ 65.8M
12/31/09	$ 6.6M	$ 31.1M



$ Millions
30
25
20
15
10
5
0
Other Fees
Mortgage Bnkg
Deposit Fees
Deposit Fees as % of Core Revenue 1
28%
24%
20%
16%
12%
8%
4%
0%
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4
2023-Q4

[1] Excludes net gain/loss on sale of securities, change in valuation of financial instruments carried at fair value and branch sale gain.

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Protecting net interest margin

- Improve earning asset mix
- Improve funding mix
- Reduce deposit costs
- Maintain loan-to-deposit ratio

Protecting net interest margin

Low Cost Funding Mix



9/30/2023
FHLB, Sub Debt & Other
4%
Certificates of Deposit
10%
Non-Interest Bearing
39%
Interest Bearing and Savings
47%

$ Millions	Avg Bal	Cost (in bps)
Non-Interest	5,613	0
Interest Bearing	6,425	119
CDs	1,413	331
Subtotal Deposits	**13,154**	**94**
FHLB & Other	538	464
Total	**13,692**	**108**

Earning Asset Mix



9/30/2023
Securities & Int-bearing Deposits
27%
Loans
73%

$ Millions	Avg Bal	Yield (in bps)
Loans	10,619	565
Securities & Int-bearing Deposits	3,995	307
Total	**14,614**	**494**

Loan Repricing Structure



9/30/2023
Adjustable: 4.81% Yield
37%
Fixed: 4.40% Yield
37%
26%
Floating: 8.52% Yield

63% of the loan portfolio balances are floating/adjustable

69% of the floating/adjustable loans have floors

30% of the loans that have floors are at the floor

Protecting net interest margin

Focus on core deposits

Quarter Ending	Balance	% of Total Deposits
09/30/23	$ 11,716M	89%
12/31/09	$ 1,924M	50%



$ Billions
16
14
12
10
8
6
4
2
0
Noncore Deposits
Core Deposits
Core Deposit %
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4
2023-Q4

Manage deposit costs

Quarter Ending	Quarter		Last 12 Months	
	Amount	Rate	Amount	Rate
09/30/23	$ 31.0M	0.94%	$ 64.4M	0.48%
12/31/09	$ 17.7M	1.83%	$ 83.2M	2.21%



7%
6%
5%
4%
3%
2%
1%
0%
Loan Yield
Deposit Cost
Loan–Deposit Spread
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4
2023-Q4

Protecting net interest margin



Net Noncore Funding Dependence
Banner
Peer Median
Peer Top Quartile
50%
40%
30%
20%
10%
0%
-10%
-20%
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4
2023-Q4



Deposits
Loans
Loan-to-Deposit Ratio
100%
80%
60%
40%
20%
0%
14
12
10
8
6
4
2
0
$ Billions
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4
2023-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Protecting net interest margin

Maintain top quartile net interest margin

Quarter Ending	Quarter Amount	Quarter Rate	Last 12 Months Amount	Last 12 Months Rate
09/30/23	$142 M	3.85%	$597 M	4.04%
12/31/09	$ 39 M	3.53%	$146 M	3.36%



Net Interest Margin
Banner
Peer Top Quartile
Peer Median
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4
2023-Q4



Earning Asset Yield
Funding Cost
Net Interest Margin
6%
5%
4%
3%
2%
1%
0%
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4
2023-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Conservative investment portfolio

12 Month Net Interest Income Shock ($MM), % Change



800
600
400
200
0
5%
0%
-5%
-10%
-15%
-20%
551
574
596
600
593
576
-7.6%
-3.8%
0.0%
0.6%
-0.6%
-3.5%
-200 bps
-100 bps
Base
+100 bps
+200 bps
+300 bps

Assumes flat forward balance sheet, parallel rate shift; Base as of 9/30/23

Investment Portfolio Composition ($3.40 billion)



$ Millions
Agency, $35 , 1.0%
Other, $3 , 0.1%
Corp, $116 , 3.4%
ABS, $220 , 6.5%
Municipal, $498 , 14.7%
CMO, $1,127 , 33.2%
CMBS, $533 , 15.7%
MBS, $864 , 25.4%

79% of the investment values are Agency MBS/CMO or AAA rated

7.3% non-rated investments, principally CRA investments

Portfolio is a diversified mix of asset types and blend of fixed and floating rate instruments. It remains moderately asset sensitive.

Quarterly New Purchases: Average Duration



Years
8
6
4
2
0
6.41
6.51
6.72
6.79
4.68
3.16
2.29
5.04
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Duration on New Purchases
Total Portfolio Effective Duration

Quarterly New Purchases: Average Yield



8%
6%
4%
2%
0%
5.58%
5.13%
6.93%
5.20%
2.91%
2.99%
3.03%
3.07%
Q4 2022
Q1 2023
Q2 2023
Q3 2023
New Purchases Tax Effected Yield
Total Portfolio Tax Effected Yield

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Spending carefully

- Benefit from scale
- Control core operating expense

Spending carefully

Control core operating expense

Quarter Ending	Quarter Amount	Last 12 Months Amount
09/30/23	$ 93 M	$ 374 M
12/31/09	$ 31 M	$ 132 M



Efficiency Ratio
Banner
Peer Median
Peer Top Quartile
100%
90%
80%
70%
60%
50%
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4
2023-Q4



$ Millions
Other
Info Services
Occupancy
Compensation
Efficiency Ratio
100
80
60
40
20
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4
2023-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Maintaining a moderate risk profile

- Embrace effective enterprise risk management
- Minimize nonperforming assets
- Maintain appropriate loan loss reserve
- Maintain appropriate risk capital

Diversified loan portfolio

Loan Composition

9/30/2023



Consumer
7%
1-4 Family
14%
Agricultural
3%
Commercial
21%
Construction
14%
Multifamily
7%
Commercial
RE
34%

CRE Breakout	$MM	%
OO CRE	911	9%
Investment Properties	1,530	14%
Small Balance CRE	1,170	11%
Total Comm CRE	**3,611**	**34%**

Construction Breakout	$MM	%
Commercial	168	2%
Multifamily	453	4%
1-4 Family	536	5%
Land	347	3%
Total Construction	**1,504**	**14%**

Loan Originations (commitments, $MM)



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
5.64%
6.42%
7.41%
7.69%
8.27%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
Average Yield
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Q3 '23
Consumer
1-4 Fam
Agricultural
Commercial
Construction
Multifamily
Commercial RE
Avg Yield on New Loan Originations

Characteristics of highlighted loan segments

Office[1]

Balances ($MM)	$667.2
Percent of Total Loans	6.3%
Total Investor Office	$309.0
Total Owner Occupied	$358.1
Average Loan Size	$0.8
Largest Loan Size	$19.3
30 + days Past Due	0
Adversely Classified	$1.2



WA 42%
CA 34%
OR 15%
ID 5%
Other 4%

Retail[2]

Balances ($MM)	$1,260.3
Percent of Total Loans	11.9%
Balance of Retail Loans Secured by CRE *	$1,123.7
Average Loan Size	$0.6
Average CRE Secured Loan Size	$0.7
Largest Loan Size	$29.6
30 + days Past Due	$0.8
Adversely Classified	$3.4

* No mall exposure



WA 44%
CA 24%
ID 7%
OR 16%
Other 9%

Healthcare[3]

Balances ($MM)	$410.4
Percent of Total Loans	3.9%
Balance of Healthcare Services secured by Medical Office *	$178.0
Medical Office as a % of Total Loans	1.7%
Average Loan Size	$0.5
Average Medical Office Size	$0.8
Largest Loan Size	$16.8
30 + days Past Due	0
Adversely Classified	$0.3

* No hospital exposure



CA 16%
ID 5%
OR 16%
WA 58%
Other 5%

[1] By collateral code
[2] Retail business loans, both commercial and commercial real estate secured loans
[3] All healthcare and social services, including both commercial and commercial real estate secured loans

Allowance for credit losses



ACL Provision/Release
$ Millions
$14.9
$23.5
$28.6
$15.2
$0.6
-$9.3
-$10.3
-$8.6
-$5.2
-$7.0
$4.5
$6.1
$6.7
-$0.5
$6.8
$2.0
1/1/2020
2020-Q1
2020-Q2
2020-Q3
2020-Q4
2021-Q1
2021-Q2
2021-Q3
2021-Q4
2022-Q1
2022-Q2
2022-Q3
2022-Q4
2023-Q1
2023-Q2
2023-Q3



Change assessment:
Portfolio
Economic factors
Changes to allowance:
Net charge-offs
Provision
$161.7
$163.1
2023-Q2
Portfolio
Economy
Net C/O
Provision
2023-Q3

$ Millions

	2023-Q2	Portfolio	Economy	Net C/O	Provision	2023-Q3
ACL - Loans	144.7	2.0	0.3	(0.7)	2.9	147.0
ACL - Unfunded Commitments	14.7	0.2	0.1	0.0	0.3	15.0
ACL - HTM Securities	0.4	(0.0)	(0.0)	0.0	(0.0)	0.3
ACL - AFS Securities	2.0	0.0	(1.3)	0.0	(1.3)	0.8
Total ACL	161.7	2.2	(0.8)	(0.7)	2.0	163.1



$ Millions
$108.4
$130.5
$156.4
$168.0
$167.3
$156.1
$148.0
$139.9
$132.1
$125.5
$128.7
$135.9
$141.5
$141.5
$144.7
$147.0
1.16%
1.41%
1.71%
1.86%
1.90%
1.81%
1.68%
1.57%
1.48%
1.39%
1.36%
1.38%
1.40%
1.39%
1.38%
1.38%
1/1/2020
2020-Q1
2020-Q2
2020-Q3
2020-Q4
2021-Q1
2021-Q2
2021-Q3
2021-Q4
2022-Q1
2022-Q2
2022-Q3
2022-Q4
2023-Q1
2023-Q2
2023-Q3
ACL - Loans
ACL - Loans as % of Loans, excluding PPP

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Employing capital wisely

- Maintain premium to tangible book value
- Pay appropriate dividends
- Prepare for future opportunities

Reconciliation of non-GAAP measures

$ Thousands

PRE-TAX PRE-PROVISION EARNINGS	Quarters Ended Sep 30, 2023	Jun 30, 2023	Sep 30, 2022
Income before provision for income taxes (GAAP)	$ 56,506	$ 48,771	$ 60,907
Provision for credit losses	2,027	6,764	6,087
Pretax pre provision earnings (non-GAAP)	58,533	55,535	66,994
Exclude net (gain) loss on sale of securities	2,657	4,527	(6)
Exclude net change in valuation of financial instruments carried at fair value	654	3,151	(532)
Exclude Banner Forward expenses	996	195	411
Adjusted pre-tax pre-provision earnings (non-GAAP)	$ 62,840	$ 63,408	$ 66,867

Building value at Banner

Building value for ...

Shareholders by delivering top quartile financial performance

Clients by delivering super community bank service and products

Employees by offering opportunity and reward

Communities by providing capital and staying involved